Supplement, dated December 2, 2008
                    to the Prospectus, dated May 1, 2008, for
                            Seligman Portfolios, Inc.
                                  (the "Fund")


Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectus.

On November 24, 2008, the U.S. Department of the Treasury announced an extension of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program") through April 30, 2009.

On December 2, 2008, the Fund's Board of Directors approved the continued participation by Seligman Cash Management Portfolio (the "Portfolio"), a series of the Fund, in the Program. The Program protects the shares of money market fund investors as of the close of business on September 19, 2008. Any shares held by investors in the Portfolio as of the close of business September 19, 2008 are insured against loss under the Program in the event the Portfolio liquidates its holdings and the per share net value at the time of liquidation is less than $1.00 per share. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

Participation in the Program through April 30, 2009 requires a payment to the U.S. Department of the Treasury in the amount of 0.015% based on the Portfolio's net asset value as of September 19, 2008. This expense will be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio. The Secretary of the Treasury may extend the Program beyond April 30, 2009 through the close of business on September 18, 2009. If the Program is further extended, the Fund will consider whether the Portfolio will continue to participate.